SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  May 28, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-06              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On May 28, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  July 16, 2002              By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on May 28, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                Statement to Certificate Holders
                                      May 28, 2002

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1       82,400,000.00    82,400,000.00    1,449,569.04    135,227.56    1,584,796.60            0.00  0.00   80,950,430.96
IA2       59,500,000.00    59,500,000.00            0.00    288,575.00      288,575.00            0.00  0.00   59,500,000.00
IA3       27,350,000.00    27,350,000.00            0.00    148,829.58      148,829.58            0.00  0.00   27,350,000.00
IA4       11,150,000.00    11,150,000.00            0.00     63,555.00       63,555.00            0.00  0.00   11,150,000.00
IA5       23,425,364.00    23,425,364.00            0.00    138,990.49      138,990.49            0.00  0.00   23,425,364.00
IIA1     376,138,403.00   376,138,403.00    2,071,332.10  2,350,865.02    4,422,197.12            0.00  0.00  374,067,070.90
AR               100.00           100.00          100.00          0.63          100.63            0.00  0.00            0.00
IPP              100.00           100.00            0.00          0.63            0.63            0.00  0.00          100.00
IIPP             100.00           100.00            0.00          0.63            0.63            0.00  0.00          100.00
IIP       11,669,831.00    11,669,831.00       83,215.06          0.00       83,215.06            0.00  0.00   11,586,615.94
IM1        4,777,159.00     4,777,159.00            0.00     27,866.76       27,866.76            0.00  0.00    4,777,159.00
IM2        2,653,977.00     2,653,977.00            0.00     15,481.53       15,481.53            0.00  0.00    2,653,977.00
IB         1,061,592.00     1,061,592.00            0.00      6,192.62        6,192.62            0.00  0.00    1,061,592.00
IIB1       4,997,532.00     4,997,532.00        3,696.94     31,234.58       34,931.52            0.00  0.00    4,993,835.06
IIB2       3,198,420.00     3,198,420.00        2,366.04     19,990.13       22,356.17            0.00  0.00    3,196,053.96
IIB3       1,399,308.00     1,399,308.00        1,035.14      8,745.68        9,780.82            0.00  0.00    1,398,272.86
IIB4         799,605.00       799,605.00          591.51      4,997.53        5,589.04            0.00  0.00      799,013.49
IIB5         599,703.00       599,703.00          443.63      3,748.14        4,191.77            0.00  0.00      599,259.37
IIB6         999,508.00       999,508.00          738.81      6,246.93        6,985.74            0.00  0.00      998,769.19
IX       212,318,192.00   212,318,192.00            0.00     43,920.08       43,920.08            0.00  0.00  212,318,192.00
TOTALS   824,438,894.00   824,438,894.00    3,613,088.27  3,294,468.52    6,907,556.79            0.00  0.00  820,825,805.73
IAIO      20,000,000.00    20,000,000.00            0.00    108,333.33      108,333.33            0.00  0.00   20,000,000.00
IIX       22,733,446.00    22,733,446.00            0.00    142,084.04      142,084.04            0.00  0.00   24,272,735.04
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1      22540VP63      1000.00000000     17.59185728    1.64111117     19.23296845    982.40814272         IA1        2.110000 %
IA2      22540VP71      1000.00000000      0.00000000    4.85000000      4.85000000   1000.00000000         IA2        5.820000 %
IA3      22540VP89      1000.00000000      0.00000000    5.44166654      5.44166654   1000.00000000         IA3        6.530000 %
IA4      22540VP97      1000.00000000      0.00000000    5.70000000      5.70000000   1000.00000000         IA4        6.840000 %
IA5      22540VQ21      1000.00000000      0.00000000    5.93333320      5.93333320   1000.00000000         IA5        7.120000 %
IIA1     22540VQ47      1000.00000000      5.50683494    6.25000000     11.75683494    994.49316506         IIA1       7.500000 %
AR       22540VR53      1000.00000000   1000.00000000    6.30000000   1006.30000000      0.00000000         AR         7.500000 %
IPP      22540VR95      1000.00000000      0.00000000    6.30000000      6.30000000   1000.00000000         IPP        7.500000 %
IIPP     22540VS29      1000.00000000      0.00000000    6.30000000      6.30000000   1000.00000000         IIPP       7.500000 %
IIP      22540VQ62      1000.00000000      7.13078536    0.00000000      7.13078536    992.86921464         IIP        0.000000 %
IM1      22540VQ70      1000.00000000      0.00000000    5.83333316      5.83333316   1000.00000000         IM1        7.000000 %
IM2      22540VQ88      1000.00000000      0.00000000    5.83333239      5.83333239   1000.00000000         IM2        7.000000 %
IB       22540VQ96      1000.00000000      0.00000000    5.83333333      5.83333333   1000.00000000         IB         7.000000 %
IIB1     22540VR20      1000.00000000      0.73975314    6.25000100      6.98975414    999.26024686         IIB1       7.500000 %
IIB2     22540VR38      1000.00000000      0.73975275    6.25000156      6.98975432    999.26024725         IIB2       7.500000 %
IIB3     22540VR46      1000.00000000      0.73975136    6.25000357      6.98975494    999.26024864         IIB3       7.500000 %
IIB4     22540VR61      1000.00000000      0.73975275    6.24999844      6.98975119    999.26024725         IIB4       7.500000 %
IIB5     22540VR79      1000.00000000      0.73974951    6.24999375      6.98974326    999.26025049         IIB5       7.500000 %
IIB6     22540VR87      1000.00000000      0.73917367    6.25000500      6.98917868    999.26082633         IIB6       7.500000 %
IX       22540VS37      1000.00000000      0.00000000    0.20685971      0.20685971   1000.00000000         IX         0.000000 %
TOTALS                  1000.00000000      4.38248158    3.99601298      8.37849456    995.61751842         IAIO       6.500000 %
IAIO     22540VQ39      1000.00000000      0.00000000    5.41666650      5.41666650   1000.00000000         IIX        7.500000 %
IIX      22540VQ54      1000.00000000      0.00000000    6.25000011      6.25000011   1067.71032601
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com

                                      -6-


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                                May 28, 2002


Section 4.04(a)(i)      Scheduled Principal Payments                                                      483,764.65
                        Principal Prepayments                                                           2,734,043.48
                        Repurchases                                                                             0.00

Section 4.04(a)(ii)     Current Interest                                                                3,544,885.86
                        Carryforward Interest                                                                   0.00

Section 4.04(a)(iii)    Certificate Interest Shortfalls                                                         0.00
                        Certificate Principal Shortfalls                                                        0.00

Section 4.04(a)(v)      Aggregate Loan Balance                                                        608,902,895.04
                        Loan Group 1 Aggregate Loan Balance                                           211,263,903.75
                        Loan Group 2 Aggregate Loan Balance                                           397,638,991.29

Section 4.04(a)(vi)     Master Servicing Fees                                                                 634.64
                        Servicing Fees                                                                    127,928.38
                        TGIC Fees                                                                         180,735.45
                        Primary Mortgage Insurance Premiums                                                13,426.02

Section 4.04(a)(viii)   Current Advances                                                                        0.00
                        Outstanding Advances                                                                    0.00

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                        Number of Loans delinquent 31 to 60 days                                                0.00
                        Balance of Loans delinquent 31 to 60 days                                               0.00
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00

                        Group 2
                        Number of Loans delinquent 31 to 60 days                                                2.00
                        Balance of Loans delinquent 31 to 60 days                                         239,005.84
                        Number of Loans delinquent 61 to 90 days                                                0.00
                        Balance of Loans delinquent 61 to 90 days                                               0.00
                        Number of Loans delinquent 91 or more days                                              0.00
                        Balance of Loans delinquent 91 or more days                                             0.00


                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%




                                      -7-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-10
                                        Statement to Certificate Holders
                                            May 28, 2002



Section 4.04(a)(x)      Rolling Three Month Delinquency Rate                                      0.000000 %



Section 4.04(a)(xi)     REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%


Section 4.04(a)(xii)    Current Realized Losses                                                         0.00
                        Aggregate Realized Losses                                                       0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity
                        Group 1                                                                         334
                        Group 2                                                                         336

                                     -8-



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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